December 2019 INVESTOR PRESENTATION Exhibit 99.1

This presentation and the accompanying oral commentary contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements express our current assumptions, beliefs, plans and expectations about our future financial performance and achievements and are necessarily based on current information available to us. Forward-looking statements include all statements that are not statements of historical facts and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts, “projects,” “should,” “could,” “will,” “would” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this presentation and the accompanying oral commentary relate to, among other things, our future or assumed financial condition, results of operations, strategic plans and objectives, competitive position and potential growth opportunities. The realization of our future financial performance and the achievement of our plans and objectives, including the achievement of our strategic plans and the realization of our potential growth opportunities, as set forth in the forward-looking statements contained in this presentation and the accompanying oral commentary, are subject to substantial known and unknown risks and uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements contained in this presentation or expressed in the accompanying oral commentary. For a discussion of some of these risks, please see the section entitled "Risk Factors" in our 2018 Annual Report on Form 10-K filed with the SEC on March 1, 2019, and in the other documents we file with the SEC from time to time. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons our actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available to us in the future. Safe Harbor Statement

A Multi-Diversified Financial Services Company with a Personal Touch $4.2 Billion in Assets Under Management $6.4 Billion in Assets COMPANY TRUST SERVICES PERSONAL BANKING PRIVATE BANKING BUSINESS BANKING PRIVATE WEALTH MANAGEMENT Data as of September 30, 2019 West Region 490 Employees, 20 Locations CORE BUSINESS TARGET CLIENTS BUSINESS OWNERS REAL ESTATE INVESTORS SMALL AND MEDIUM BUSINESSES PROPERTY MANAGEMENT FIRMS CITIES, COUNTIES, SPECIAL DISTRICTS HIGH NET WORTH INDIVIDUALS MULTI-GENERATIONAL FAMILIES CORPORATE EXECUTIVES NONPROFITS Focus on providing exceptional service Complementary services $840 Million in Trust Assets Under Advisement Scale with a proven business model

Sophisticated Solutions to Serve Our Clients Educate + Protect BUILD “Millennials” Plan + Build GROW “Gen X” Consume + Distribute ENJOY “Boomers” Solutions for every stage in the financial journey Focused Consumer, Real Estate, and Commercial Lending SBA & Small Business Small Balance Business Equipment Finance Owner Occupied Real Estate Multifamily Investor Owned Real Estate Construction Private Wealth Management Wealth Planning & Advisory Investment Management Business Succession Philanthropy Services Corporate Trustee Nevada Asset Protection Trust Personal and Business Banking Checking Accounts Online Savings Mobile Banking Money Market Accounts Certificate of Deposits (CDs) Treasury Management Primary Single Family Rental Single Family Home Equity Lines of Credit Personal Lines of Credit Proven ability to deepen client relationship over time Relationships with valuable clients, across generations

Commitment to Technology Digital Platform Powering the Business Encryption and threat detection Training and education Everything we do adheres to strictest security measures Data Security Initiatives to Enhance the Core Technology Platform Automated account opening and delivery Deep integration between loan origination systems and banking core Digital signature capture for lending products Automated intelligent customer service Technology-enhanced compliance tracking Industry-leading peer-to-peer payment offering Full mobile experience for personal and business banking Account aggregation between banking and wealth management clients Automated investment advice Business Intelligence Data warehouse collecting key data CRM for prospect and client profiling Automated workflows to drive efficiency Reporting and analytics Enhance client experience and increase ability to cross promote Emphasis on digital delivery to drive innovation

Brand Awareness Using Digital Channels

AWARENESS — Search Engine Optimization

Building awareness without paid advertising by ranking highly for relevant search phrases on Google.

Ranked consistently in Top 10 for high-value search phrases, including:

Search Phrase	National Rank [1]
"Personal banking"	2
"Online savings"	9
"Multifamily lending"	2
"Owner occupied real estate"	2
"Wealth planning"	5
"What is wealth planning?"	2
"Life and wealth planning"	9
"Income property lending"	4
"Apartment lending"	12
"Wealth planning services"	4

ENGAGEMENT — Social Media

Presence on major social networks

Appealing to an audience of individuals and businesses

- Engaged community of followers
- Affinity towards brand and culture



LinkedIn Page Views Over Time
3000
2500
2000
1500
1000
500
0
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19

DELIVERY — Content Marketing

Valuable content sourced by in-house and third-party writers

- Provides education
- Fosters interest
- Boosts SEO
- Generates leads

Key Content Topics	Frequency
Investment Commentary	4 / year
Market Alerts	2–4 / year
The Week Ahead	50 / year
Wealth Planning	4–6 / year
Philanthropy Services	6 / year
Cyber Security	4 / year
Personal Banking	As applicable
Business Banking	As applicable

1) SEMRush, week of November 15, 2019–November 22, 2019; ranking based on all internet traffic; does not include paid search; does however include all website traffic, not just those of banks and financial services companies.

FIRST FOUNDATION

Copyright © 2019 First Foundation Inc. All Rights Reserved

5

Loan growth has been achieved while maintaining credit discipline. $2.1 billion of loans sold since beginning of 2015. Loan Growth Driven by Experienced Lending Team Gross Loans ($ in millions)

FFB able to obtain scale and efficiencies of a larger origination platform due to consistent ability to sell loans. Proven ability to manage portfolio mix. Consistent Originations Supported by Stable Sales Gross Loans ($ in millions) Over $2Bn in Loan Sales

Long-term investments in C&I platform provide continued diversification to the bank’s loan originations. C&I originations up to 37% of total originations for the nine month period ending September 30, 2019. Growth in Commercial Business Originations

Diversified Commercial Business Portfolio 54% of commercial business portfolio is not commercial real estate. No Sector comprises more than 14% of the portfolio. Excludes equipment finance leases. No individual sector within “Other” category is larger than 3%.

Loan Portfolio Composition $4,876 Total Loans Q3 2019 Yield on Loans: 4.27%

Conservative Portfolio of Stabilized Real Estate Properties

Multifamily Loan Characteristics[1]	
Average Loan Size	$2.64 Million
Average LTV[2]	54%
Average DSCR[3]	1.51x
% Delinquent	0.00%
Charge-offs in last 5 years	$0

Single Family Real Estate Loan Characteristics[1]	
Average Loan Size	$838k
Average LTV[2]	58%
Median FICO[4]	754
% Delinquent	0.17%
Charge-offs in last 5 years	$0

- High credit quality with consistently low LTVs for both multifamily and single family loans and strong DSCR ratios on multifamily loans.
- Conservative underwriting to in place rents and higher of market or actual vacancy and expenses.
- No multifamily charge-offs since FFB's creation in 2007.
- Strong single family borrower characteristics with high FICO scores and larger loan balances.

1) Data as of 9/30/2019, unless otherwise noted.
2) Loan-to-Value ("LTV") at time of origination.
3) Debt Service Coverage Ratio ("DSCR") represents the actual fully amortizing DSCR based on the initial interest rate, loan amount and property's Net Operating Income ("NOI") at time of origination.
4) Median FICO based on the lowest median score of the borrowing entities associated with each loan at time of origination. FICO data at time of origination not available on ~9.5% of portfolio related to loans originated by an acquired bank.

FIRST FOUNDATION

Copyright © 2019 First Foundation Inc. All Rights Reserved

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Deposit Growth and Composition Q3 2019 Cost of Deposits: 1.31%

In-House Expertise to Serve Clients Wealth Planning Lead with planning Entry point to client’s total financial picture Asset Allocation Manage custom investment strategies to serve clients across the risk and return spectrum Utilizes a mix of equities, fixed income, real estate, and alternative assets Open architecture Portfolio Construction Conduct due diligence Create custom portfolios to match clients’ goals Monitor, report, and adjust as necessary INVESTMENT MANAGEMENT PHILANTHROPY SERVICES WEALTH PLANNING TRUST SERVICES ASSET ALLOCATION LEGACY PLANNING Key Characteristics Lead with sophisticated financial planning to address client needs Open architecture investment philosophy with mix of stocks, bonds, mutual funds, ETFs, private equity, REITs, and separately managed accounts In-house investment capabilities Fee-only model (vs. commission-based brokerage) with avg. fee of 65 to 70 bps Significant cross promotion opportunities with bank, trust, and philanthropy services Ability to deepen relationship with multiple generations of the family because of trust and philanthropy business Trust services allows us to retain clients 100% of new AUM through organic growth, more stable than M&A Presence in affluent communities such as Pasadena, San Diego, West Los Angeles, and Orange County Private Wealth Management

Private Wealth Management Profile of Client Growth Target client of $3 million to $10 million in investible assets Clients are high net worth individuals and families (as opposed to institutional) Serve as central point of contact for clients’ financial matters Average size of new clients is increasing as model attracts higher net worth clients New client referrals through centers of influence (COIs) and partner channels, which is difficult for other RIAs to replicate 30+ year track record of building relationships with COIs – shows trust in ability to serve complex client cases Client referrals from existing clients – shows loyalty across clients 6% CAGR Strong organic growth

Strong Net Interest Income Growth

Proven ability to generate consistent growth of noninterest recurring fee income. Fee income diversifies First Foundations' revenue stream with 17% generated from recurring noninterest income for the 9 month period ending September, 30, 2019. Continued Growth in Recurring Noninterest Fee Revenue

Efficient Operating Platform Levering its investments in personnel and technology, FFB has consistently lowered its noninterest expense to assets and is currently operating at a significant advantage to peers. >100 bps r Uniform Bank Performance Report (“UBPR”) Peer group includes commercial banks with assets between $3 billion and $10 billion.

Consistent Earnings Growth While Investing in the Future Performance driven by growth in loans, deposits, and assets under management. Scalable business model with significant expense leverage. 1 Effective tax rate: 41.4% (2015), 39.2% (2016) , 45.5% (2017), 28.5% (2018) and 29.0% (2019 YTD). Average tangible equity is equal to average common equity less average goodwill and intangible assets of: $1.2 million (2015), 2.3 million (2016) , $4.5 million (2017), $69.2 million (2018), $60.1 million (2018 9 months), and $98.6 million (2019 9 months). We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of capital ratios.

Strong Shareholder Returns 64% 38% 48% Management and insiders have a vested interest in success owning ~13% of shares outstanding. Quarterly dividend of $0.05 a share. Current dividend yield of 1.3% as of September 30, 2019. SNL Financial.

Attractive Markets Two-tiered approach to market entry and presence. Establish a strong presence in affluent and expanding markets West Los Angeles Pasadena Palos Verdes and the South Bay (LA) Orange County San Diego Indian Wells and Palm Springs Bay Area (SF) Honolulu Obtain market share in secondary and stable markets Lucerne Valley: 100% Running Springs: 100% Big Bear Lake: 31.7% El Centro: 8.1% Auburn: 4.2% Source: SNL Financial; Company Reports Significant opportunities for entire suite of services Focus on deposits as the bank of choice in local region

Attractive Markets 20 branch offices located in three states: CA, NV, and HI Headquartered in Irvine, CA Seeking growth potential to fill in geographic footprint and expand in the West Located in Expanding and Affluent Markets Average household income of $74k versus overall U.S. market of $54k Over 2x the average branch deposit growth in our footprint over the past 5 years 54% in our footprint versus 23% nationwide Low unemployment in our largest markets Los Angeles-Long Beach-Anaheim, CA: 4.0% San Francisco-Oakland-Berkeley, CA: 2.2% San Diego-Chula Vista-Carlsbad, CA: 2.7% Urban Honolulu, HI: 2.2% Outsized population growth in markets with large market share Riverside-San Bernardino-Ontario, CA: 5.1% Sacramento-Roseville-Folsom, CA: 5.7% Las Vegas-Henderson-Paradise, NV: 11.5% Source: SNL Financial; Claritas LLC; FDIC branch reports from SNL Financial; Company Reports

Why First Foundation Financial Performance Strong and stable revenue from core operations Recurring non-interest revenue from in-house wealth management and trust operations Diversified and high-quality loan growth Growing profitability Track record of strong investor returns Valuable Business Model Solutions to serve multigenerational clients across financial journey Valuable client base with opportunities for cross promotion. Strong presence in key geographic markets with high household income Technology-centric infrastructure to enhance the customer experience and drive efficiency Leadership and Culture Experienced and proven management team Talented workforce with client-centric culture Significant insider ownership aligned with shareholders’ interests Credit Quality Very low non performing assets Low to minimal historical charge-offs Well capitalized Strong credit culture

Appendix

Selected Financial Information Financial Highlights: As of or for the Nine Months Ended September 30, 2019 Loans $4.9 Billion Revenue: $158 Million Deposits $5.2 Billion Net Income: $41.0 Million Total Assets $6.4 Billion ROAA 0.90% AUM $4.2 Billion ROE (tangible equity)2 11.4% TBV per share $11.352 Efficiency Ratio 63.1% 1 Growth Loan production: $1.72 billion – 2017; $1.84 billion – 2018; $1.38 billion – 2019, 9 months Deposit growth: $1.2 billion – 2017; $1.1 billion – 2018; $638 million – 2019, 9 months Revenue growth: 23% - 2017; 26% - 2018; 12% - 2019, 9 months (over 2018 corresponding period) The efficiency ratio is the ratio of noninterest expense to the sum of net interest income and noninterest income. For the first nine months of 2019, $0.4 million of one-time income items and $1.2 million of expense refunds were excluded for purposes of this computation. Tangible common equity (also referred to as tangible book value or tangible equity) and tangible assets, are equal to common equity and assets, respectively, less $97.7 million of goodwill and intangible assets as of September 30, 2019. Average tangible equity is equal to average common equity less $98.6 million of average goodwill and intangible assets for the nine months September 30, 2019. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of capital ratios.

This ratio excludes loans acquired in an acquisition as GAAP requires estimated credit losses for acquired loans to be recorded as discounts to those loans. UPBR peer group of $3B to $10B in assets. Ratio defined as Total loans and leases on nonaccrual status divided by total loans and leases. Ratio defined as loan and lease charge-off, net of recoveries divided by average total loans and leases. Strong Credit Quality Peer Average 3.0x FFB

Balance Sheet and Capital Tangible common equity (also referred to as tangible book value) and tangible assets, are equal to common equity and assets, respectively, less $97.7 million, $99.5 million, $33.6 million, $2.2 million and $2.4 million of goodwill and intangible assets as of September 30, 2019 and December 31, 2018, 2017, 2016 and 2015, respectively. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of capital ratios. 10% CAGR

Effective tax rate of 41.4% (2015) 39.2% (2016), 45.5% (2017), 28.5% (2018) and 29.0% (2019) respectively. Average tangible equity is equal to average common equity less average goodwill and intangible assets of: $1.2 million (2015), 2.3 million (2016) , $4.5 million (2017), $69.2 million (2018), $60.0 million (2018 9 months) and $98.6 million (2019 9 months) respectively . We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of capital ratios. The efficiency ratio is the ratio of noninterest expense to the sum of net interest income and noninterest income and excludes one-time items of income or expense. For the years ended September 30, 2018, and 2017 $3.8 million and $2.6 million of acquisition costs, respectively, were excluded from noninterest expenses for purposes of this computation. For the first nine months of 2019, one-time income items and $1.2 million of expense refunds were excluded for purposes of this computation. Profitability

Community Giving and Responsibility Community Reinvestment Lending Investments Innovative 2018 “satisfactory” rating Focus on 10 key local nonprofit partners through Supporting Our Communities program Employee engagement opportunities through volunteerism and board support, along with 8-hours per year of paid time off for community outreach Recognized as one of Orange County, CA’s most philanthropic companies: Orange County Business Journal “Civic 50” - 2018, 2019